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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: APRIL 4, 2001


                                 NS GROUP, INC.
             (Exact name of registrant as specified in its charter)


      KENTUCKY                         1-9838                    61-0985936
(State of incorporation)        (Commission File Number)       (IRS  Employer
                                                             Identification No.)



                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

               99.1 Slide show presentation first presented by NS Group, Inc. on April 4, 2001




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Item 9. REGULATION FD DISCLOSURE

         NS Group, Inc. plans to present the following materials in the form of a slide show presentation and/or printed charts to various individual and institutional investors commencing April 4, 2001. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NS GROUP, INC.

Date: April 4, 2001                          By: /s/ Thomas J. Depenbrock
                                                --------------------------------
                                                Thomas J. Depenbrock
                                                Vice President, Treasurer and
                                                Chief Financial Officer


                                  EXHIBIT INDEX



No.          Exhibit

99.1         Slide show presentation first presented by NS Group, Inc.
             management on April 4, 2001.